UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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Tessera Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TESSERA TECHNOLOGIES, INC.

3025 Orchard Parkway

San Jose, CA 95134

May 3, 2013

Dear Stockholder,

On April 29, 2013, the Board of Directors (the “Board”) of Tessera Technologies, Inc. (the “Company”) determined to expand the number of Board seats that will be open for election at the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting of Stockholders”) by two (2) seats such that effective as of the Annual Meeting the Board will consist of eight (8) members.

The Board has nominated a slate of only six (6) directors for the available eight (8) seats and is soliciting proxies for only the six (6) nominees named herein. The Board’s nominees for election as directors at the Annual Meeting of Stockholders are (collectively, the “Board Nominees”): John Chenault, Richard S. Hill, John H.F. Miner, David C. Nagel, Christopher A. Seams and Timothy J. Stultz.

Please note that Starboard Value and Opportunity Master Fund Ltd and its affiliates and director nominees (together, “Starboard”) filed a definitive proxy statement, dated April 17, 2013, nominating six (6) nominees (the “Starboard Nominees”) for election as directors at the Annual Meeting of Stockholders. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL SIX (6) OF THE BOARD NOMINEES AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY STARBOARD.

Please note that the proxy card accompanying this proxy statement supplement provides a place for you to write in additional individuals for election to the Board. You may vote for up to eight (8) individuals, including any that you may write in the space provided in the accompanying proxy card, but you may not vote for more than eight (8) individuals in total. The Board is only making a recommendation with respect to the six (6) named nominees, and is not making any recommendation or soliciting proxies on behalf of any other individuals. The GOLD proxy card accompanying this proxy statement supplement differs from the previously furnished GOLD proxy card by providing a blank space, in order to vote for up to eight (8) individuals. Any GOLD proxy card that you may have previously submitted will be voted at the Annual Meeting of Stockholders in accordance with the directions received. If you have already voted using the previously furnished GOLD proxy card and you wish to vote for additional or different individuals, you may do so by executing and delivering the accompanying GOLD proxy card. In addition, if you have already voted on any proxy card sent to you by Starboard, you can revoke it by subsequently executing and delivering the accompanying GOLD proxy card or by voting in person at the Annual Meeting of Stockholders, by telephone or by Internet. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting of Stockholders as described in this proxy statement supplement.

We hope that you will vote as soon as possible to ensure that your shares will be represented.

The Board of Directors and management look forward to your participation.

Sincerely yours,

/s/ RICHARD S. HILL
RICHARD S. HILL Interim Chief Executive Officer and Executive Chairman of the Board

San Jose, California

May 3, 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 23, 2013: This Proxy Statement Supplement, the Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available for viewing, printing and downloading at www.ViewOurMaterial.com/TSRA and www.proxyvote.com.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN

If you have questions about how to vote your shares, or need additional assistance, please contact MacKenzie Partners, Inc., who is assisting the Company in the solicitation of proxies:

105 Madison Avenue New York, New York 10016

Stockholders may call toll-free at (800) 322-2885 or call collect at (212) 929-5500 with any questions

IMPORTANT

The Board urges you NOT to sign any proxy card sent to you by Starboard. If you have already signed any Starboard proxy card, you have every legal right to change your vote by executing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided, or by voting by telephone or via the Internet by following the instructions provided on the enclosed GOLD proxy card.

TESSERA TECHNOLOGIES, INC.

3025 Orchard Parkway

San Jose, CA 95134

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

May 23, 2013

This supplement to the proxy statement dated April 16, 2013, which we refer to as the proxy statement supplement, is being sent to you in connection with the solicitation of proxies for use prior to or at the Annual Meeting of Stockholders (the “Annual Meeting”) of Tessera Technologies, Inc. (together with its subsidiaries, herein referred to as the “Company”), a Delaware corporation, to be held at 10:00 a.m. Pacific Daylight Time on Thursday, May 23, 2013 and at any adjournments or postponements thereof. The Annual Meeting will be held at Tessera Technologies, Inc., 3025 Orchard Parkway, San Jose, CA 95134. We made this supplement, which should be read in conjunction with the proxy statement, and accompanying form of proxy available to stockholders beginning on May 7, 2013. The Board of Directors has fixed the close of business on April 12, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, or at any adjournments of the Annual Meeting, which is the same record date specified in the proxy statement.

On April 29, 2013, our Board of Directors (the “Board”) determined to expand the number of Board seats that will be open for election at the Annual Meeting by two (2) seats such that effective as of the Annual Meeting the Board will consist of eight (8) members. At the Annual Meeting, our Board will seek to elect only the following six (6) directors for the available (8) seats on the Board (collectively, the “Board Nominees”): John Chenault, Richard S. Hill, John H.F. Miner, David C. Nagel, Christopher A. Seams and Timothy J. Stultz.

Please note that Starboard Value and Opportunity Master Fund Ltd and its affiliates and director nominees (together, “Starboard”) filed a definitive proxy statement, dated April 17, 2013, nominating six (6) nominees (the “Starboard Nominees”) for election as directors at the Annual Meeting of Stockholders. Additional information regarding the Starboard Nominees has been disclosed by Starboard in its definitive proxy statement, dated April 17, 2013. In view of the expansion of the size of the Board, the Board has determined to provide Starboard a waiver from the deadline for stockholders nominating persons for election to the Board in the Company’s Amended and Restated Bylaws deadline to permit Starboard to provide notice of an additional two (2) nominees should Starboard determine to run a full 8-person slate. This waiver requires that Starboard provide the names of such nominees and all other information required by Section 2.5 of the Company’s Amended and Restated Bylaws, by no later than May 9, 2013. On May 2, 2013, Olshan responded to the letter sent on April 29, 2013, stating that Starboard would not be nominating any additional directors at this time and that Starboard will not agree to the Board’s proposed use of a universal proxy card at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL SIX (6) OF THE BOARD NOMINEES, AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY STARBOARD.

For additional information regarding the Board’s decision to expand the number of Board seats that will be open for election at the Annual Meeting by two (2) seats such that effective as of the Annual Meeting the Board will consist of eight (8) members, while soliciting for only six (6) nominees, please refer to the section below captioned “Certain Background Information.”

In addition, stockholders are being asked to vote at the Annual Meeting FOR the approval of compensation of our named executive officers as disclosed in the proxy statement; FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2013; FOR the approval of the amendment and restatement of the Employee Stock Purchase Plan and FOR the approval of the International Employee Stock Purchase Plan, each as more fully described in the Proxy Statement.

Please note that the proxy card accompanying this proxy statement supplement provides a place for you to write in additional individuals for election to the Board. You may vote for up to eight (8) individuals, including any that you may write in the space provided in the accompanying proxy card, but you may not vote for more than eight (8) individuals in total. The Board is only making a recommendation with respect to the six (6) named nominees, and is not making any recommendation or soliciting proxies on behalf of any other individuals. The GOLD proxy card accompanying this proxy statement supplement differs from the previously furnished GOLD proxy card by providing a blank space, in order to vote for up to eight (8) individuals. Any GOLD proxy card that you may have previously submitted will be voted at the Annual Meeting of Stockholders in accordance with the directions received. If you have already voted using the previously furnished GOLD proxy card and you wish to vote for additional or different individuals, you may do so by executing and delivering the accompanying GOLD proxy card. In addition, if you have already voted on any proxy card sent to you by Starboard, you can revoke it by subsequently executing and delivering the accompanying GOLD proxy card or by voting in person at the Annual Meeting of Stockholders, by telephone or by Internet. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting of Stockholders as described in this proxy statement supplement.

We urge you to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet or by telephone. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted (1) FOR ALL of the six (6) Board Nominees; (2) FOR the approval of compensation of our named executive officers as disclosed in the proxy statement; (3) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2013; (4) FOR the approval of the amendment and restatement of the Employee Stock Purchase Plan; (5) FOR the approval of the International Employee Stock Purchase Plan and (6) as the proxy holders deem advisable, in their discretion, on other matters that may properly come before the Annual Meeting.

For additional information regarding voting of your shares, refer to the section below captioned “Voting Rights and Outstanding Shares.”

This proxy statement supplement updates the proxy statement dated April 16, 2013 and previously mailed to you on or about April 17, 2013, which we refer to in this proxy statement supplement as the proxy statement. The information provided in the proxy statement continues to apply, except as described in this proxy statement supplement. To the extent information in this proxy statement supplement differs from, updates or conflicts with information contained in the proxy statement, the information in this proxy statement supplement is the more current information. If you need another copy of the proxy statement or this proxy statement supplement, you may obtain it free of charge from us by directing such request to Investor Relations at (408) 321-6000, send an e-mail request to ir@tessera.com, or write to c/o Investor Relations, Tessera Technologies, Inc., 3025 Orchard Parkway, San Jose, CA 95134.

Certain Background Information

On April 29, 2013, members of the Board held a meeting. At the meeting, the Board noted that it had previously committed to stockholders that if the Board Nominees were elected, the Board would endeavor to expand the Board by two (2) and add from Starboard’s nominees the two (2) most qualified candidates. The Board discussed means by which the Company’s stockholders could be assured that Starboard would have meaningful representation on the Board in the absence of a settlement of the proxy contest with Starboard and the Company’s stockholders, not the Board, could determine which of Starboard’s nominees would be elected to the Board. In order to achieve that objective, the Board determined to:

•

amend the Company’s Amended and Restated Bylaws to expand the number of Board seats that will be open for election at the Annual Meeting by two (2) seats such that effective as of the Annual Meeting the Board will consist of eight (8) members;

•	continue to nominate a slate of only six (6) directors for the available eight (8) seats;

•

provide Starboard a waiver of the advance notice of stockholder nominees provision of the Company’s Amended and Restated Bylaws to permit Starboard to provide notice of an additional two (2) nominees should Starboard determine to run a full 8-person slate;

•

seek the agreement of Starboard, and the consent of each of the Starboard Nominees (as required under rules of the Securities and Exchange Commission), to include each of the Starboard Nominees on a universal proxy card for the Annual Meeting that would list each of the Starboard Nominees, in addition to the Board’s six (6) nominees, to enable the Company’s stockholders to freely select up to eight (8) nominees from all nominees running for election at the Annual Meeting regardless of whether such nominee appears on the Board’s slate of nominees or Starboard’s slate of nominees; and

•

direct outside counsel to communicate the foregoing to Starboard’s outside counsel and reiterate that the Board believes that a negotiated settlement of the proxy contest is in the best interest of all the Company’s stockholders and remains open to a discussion that accomplishes that result.

In making the foregoing determinations the Board noted the following:

•

In running only a six (6) person slate for an eight (8) person Board, the Company will have effectively assured that under the plurality voting standard of its Amended and Restated Bylaws Starboard will obtain representation of at least two (2) of its nominees on the Board;

•	Stockholders, and not the Board, would be empowered to choose to fill the two (2) uncontested seats;

•

Although the Board continues to have strong objections to Peter A. Feld’s being on the Board as long as he continues to serve as a director and chairman of the board of Unwired Planet in view of the clear conflicts of interest that poses, the stockholders of the Company could nevertheless choose to select Mr. Feld (or another director from among the Starboard Nominees whom the Board considers unqualified) to fill one of the uncontested seats; and

•

By providing stockholders of the Company a universal proxy card—with the names of all nominees for election—whether Board Nominees or Starboard Nominees—the Company would be facilitating voting by the Company’s stockholders and giving stockholders maximum flexibility and choice to select a Board of their choosing from among competing nominees.

On April 29, 2013, at the direction of the Board a representative of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, referred to herein as Skadden, Arps, sent a letter to Olshan Frome Wolosky LLP, counsel to Starboard, referred to herein as Olshan, to communicate the Board’s foregoing determinations. The letter stated that if the representative of Skadden, Arps did not hear from Olshan affirmatively by Thursday, May 2, 2013 at 5:00 p.m. Pacific Time, regarding the Company’s proposal for a universal proxy, then the Company will assume that Starboard is not willing to facilitate such consent in order to have a universal proxy.

On May 2, 2013, Olshan responded to the letter sent on April 29, 2013, stating that Starboard would not be nominating any additional directors at this time and that Starboard will not agree to the Board’s proposed use of a universal proxy card at the Annual Meeting. However, in order to provide the Company’s stockholders with maximum choice in selecting its Board, the proxy card accompanying this proxy statement supplement provides a place for stockholders to write in additional individuals for election to the Board, including to fill the two (2) uncontested seats. Please note, however, that the Company is recommending only a vote FOR the six (6) Board Nominees.

Voting Rights and Outstanding Shares

Only holders of record of our common stock as of the close of business on April 12, 2013, are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. At the close of business on April 12, 2013, there were 52,761,636 shares of common stock issued and outstanding, which were held by approximately 25 holders of record.

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority of the outstanding shares of our common stock present in person or represented by proxy will constitute a quorum. We will appoint election inspectors for the meeting to determine whether or not a quorum is present and to tabulate votes cast by proxy or in person at the Annual Meeting.

Because the number of nominees timely nominated for election at the Annual Meeting exceeds the number of directors to be elected at the meeting, the election of directors at the Annual Meeting is a contested election. As a result, directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning that the eight (8) individuals receiving the most votes will be elected. If you return the GOLD proxy card, unless indicated otherwise thereon, your shares will be voted FOR ALL of the six (6) Board Nominees listed in the proxy statement. Instructions on the accompanying GOLD proxy card to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote “AGAINST” the nominees. Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will also result in those nominees receiving fewer votes but will not count as a vote “AGAINST” the nominees.

All other proposals require the affirmative vote of holders of a majority of outstanding shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions have the same effect as negative votes on such proposals. Broker non-votes are not counted for any purpose in determining whether proposals have been approved.

We urge you to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet or by telephone. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted (1) FOR ALL of the Board Nominees; (2) FOR the approval of compensation of our named executive officers as disclosed in the proxy statement; (3) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2013; (4) FOR the approval of the amendment and restatement of the Employee Stock Purchase Plan; (5) FOR the approval of the International Employee Stock Purchase Plan and (6) as the proxy holders deem advisable, in their discretion, on other matters that may properly come before the Annual Meeting.

By Order of the Board of Directors

TESSERA TECHNOLOGIES, INC.

Sincerely,

/s/ BERNARD J. CASSIDY
BERNARD J. CASSIDY Secretary

San Jose, California

May 3, 2013

Tessera Technologies, Inc. c/o MacKenzie Partners 105 Madison Avenue New York, NY 10016	VOTE BY INTERNET	WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on Wednesday, May 22, 2013. Have your Proxy Card available when you access the web site www.cesvote.com and follow the simple instructions to record your vote.

	VOTE BY TELEPHONE	1-888-693-8683

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on Wednesday, May 22, 2013. Have your Proxy Card available when you call the Toll-Free number 1-888-693-8683 and follow the simple instructions to record your vote.

VOTE BY MAIL
Mark, sign and date your proxy card and return it using the postage-paid envelope provided or return your proxy card to: Tessera Technologies, Inc., c/o MacKenzie Partners, 105 Madison Avenue, New York, NY 10016 to ensure your proxy is received prior to the Annual Meeting.

Vote by Internet Access the Website and submit your proxy: www.cesvote.com	Vote By Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Mail Sign and return your proxy in the postage-paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report on Form 10-K are available at www.ViewOurMaterial.com/TSRA

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i	DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL	i

TESSERA TECHNOLOGIES, INC.

2013 Annual Meeting of Stockholders

3025 Orchard Parkway, San Jose, CA 95134

P: (408) 321-6000

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Richard S. Hill, Bernard J. Cassidy, and C. Richard Neely, Jr., or any of them acting alone, are hereby authorized to represent and vote the shares of the undersigned as holder of the Proxy, with all the powers which the undersigned would possess if personally present, as indicated on the reverse side, at the Annual Meeting of Stockholders of Tessera Technologies, Inc. to be held on May 23, 2013, at 10:00 a.m. Pacific Daylight Time, located at 3025 Orchard Parkway, San Jose, CA 95134, and at any postponement or adjournment thereof. IF NO DIRECTIONS ARE INDICATED, THE HOLDER OF THE PROXY WILL HAVE THE AUTHORITY TO VOTE “FOR” ALL SIX NAMED DIRECTOR NOMINEES ON PROPOSAL 1, AND “FOR” ON PROPOSALS 2, 3, 4, AND 5. IN HIS DISCRETION, THE HOLDER OF THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Stockholder Sign Here	Date

Stockholder (Joint Owner) Sign Here	Date

Title

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

i	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE.	i

TESSERA TECHNOLOGIES, INC.	PROXY CARD

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations.

THE BOARD RECOMMENDS A VOTE “FOR ALL” SIX NAMED NOMINEES ON PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5.

1.	To elect eight members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified. Nominees:

(1) John Chenault	☐ FOR ☐ WITHHOLD

(2) Richard S. Hill	☐ FOR ☐ WITHHOLD

(3) John H. F. Miner	☐ FOR ☐ WITHHOLD

(4) David C. Nagel, Ph.D.	☐ FOR ☐ WITHHOLD

(5) Christopher A. Seams	☐ FOR ☐ WITHHOLD

(6) Timothy J. Stultz, Ph.D.	☐ FOR ☐ WITHHOLD

☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name of the nominee(s) on the following line:

Write In:

You may vote for up to eight individuals, including any of the six named nominees and any other individuals that you may write in the space provided above. If you wish to write in more than two names, you must strike through the names of the named nominees such that no more than eight individuals, in total, are selected. A proxy card that votes “FOR” more than eight individuals in the aggregate will be disregarded.

2.	To hold an advisory vote on executive compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its fiscal year ending December 31, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To approve the amendment and restatement of the Employee Stock Purchase Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To approve the International Employee Stock Purchase Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Note:	In their discretion, the holder of the Proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)